Execution Version AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT This AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Subordination Agreement”), dated as of July 20, 2023, is made by and between U.S. Bank Trust Company, National Association, in its capacity as collateral agent under and pursuant to the Original Senior NIA (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Original Senior Agent”), Appgate Funding, LLC, in its capacity as collateral agent under and pursuant to the Second Lien NIA (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Original Second Lien Agent”) and SIS Holdings, L.P., as lender under and pursuant to the Original Third Lien Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Original Third Lien Agent”), and is acknowledged by Appgate Cybersecurity, Inc., a Delaware corporation (the “Borrower”), and each of its affiliates identified as “Original Obligors” on the signature pages hereto (such affiliates, together with the Borrower, each an “Original Obligor” and collectively, the “Original Obligors”). WHEREAS, the Original Senior Agent, the Original Third Lien Agent and the Original Obligors have entered into that certain Intercreditor and Subordination Agreement, dated as of June 9, 2023 (the “Original Agreement”). WHEREAS, the Original Obligors, the Original Senior Agent, Magnetar Financial LLC, as representative of the holders (in such capacity, the “Representative”), have entered into that certain Amended and Restated Note Issuance Agreement, dated as of June 9, 2023 (the “Original Senior NIA”). The repayment of the Senior Obligations (as hereinafter defined) is secured by, among other things, security interests in and liens on substantially all of the assets of the Obligors pursuant to certain collateral documents in favor of the Original Senior Agent for the benefit of the Original Senior Holders and the other Secured Parties (as defined in the Original Senior NIA). WHEREAS, certain of the Original Obligors and the Original Second Lien Agent have entered into that certain Note Issuance Agreement, dated as of the date hereof (the “Original Second Lien NIA”). The repayment of the Second Lien Obligations (as hereinafter defined) is secured by, among other things, security interests in and liens on substantially all of the assets of such Obligors pursuant to certain collateral documents in favor of the Original Second Lien Agent for the benefit of itself and the other Secured Parties (as defined in the Original Second Lien NIA). WHEREAS, certain of the Original Obligors and the Original Third Lien Agent have entered into an Amended and Restated Revolving Credit Agreement, dated as of June 9, 2023 (as amended by the First Amendment to Amended and Restated Revolving Credit Agreement and Pledge and Security Agreement, dated as of the date hereof, the “Original Third Lien Credit Agreement”), pursuant to which the Original Third Lien Agent has agreed, upon the terms and conditions stated therein, to make loans in the original principal amount of up to $50,000,000. The repayment of the Third Lien Obligations (as hereinafter defined) is secured by, among other things, security interests in and liens on substantially all of the assets of such Obligors pursuant to certain collateral documents in favor of the Original Third Lien Agent. WHEREAS, the Original Senior Agent, for and on behalf of itself and the other Original Senior Holders and the other Secured Parties (as defined in the Original Senior NIA), the Original Second Lien Agent and the Original Third Lien Agent, wish to enter into this Subordination Agreement to amend and restate in its entirety the Original Agreement and to establish their respective rights and priorities in the Collateral and their claims against the Original Obligors as set forth herein.

- 2 - NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Original Senior Agent, the Original Second Lien Agent and the Original Third Lien Agent hereby agree as follows: 1. Definitions; Rules of Construction. a. Terms Defined Above and in the Recitals. As used in this Subordination Agreement, the following terms shall have the following meanings: “Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended and in effect from time to time, and any successor statute and all rules and regulations promulgated thereunder. “Business Day” means any day other than a Saturday, a Sunday or other day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close or remain closed. “Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity or other ownership interests of such Person. “Cash and Cash Equivalents” means, collectively, all cash and all “Cash Equivalents” as defined in the Senior NIA. “Cash Collateral” means any Collateral consisting of Cash and Cash Equivalents, any security entitlement (as defined in the UCC) and any financial assets (as defined in the UCC). “Collateral” means all assets and properties whether now owned or hereafter acquired by the Obligors or any other Person in or upon which either the Senior Agent or any Subordinated Agent is purported to now have or hereafter acquire a Lien pursuant to the terms of the Senior Loan Documents or the Subordinated Loan Documents, as the case may be, together with all rents, issues, profits, products, and Proceeds thereof. “Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect. “Default” means “Default” as defined in the Senior NIA. “DIP Financing” has the meaning set forth in Section 5.c. “Discharge of Senior Indebtedness” means payment in full in cash (or other consideration acceptable to the Senior Lenders and other Secured Parties (as defined in the Original Senior NIA)) of all Senior Indebtedness (excluding unasserted contingent indemnity or reimbursement obligations that survive termination of the Senior Loan Documents) and the termination of all commitments to extend credit or purchase notes under the Senior Loan Documents. “Equity Interests” means Capital Stock and all warrants, options, or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

- 3 - “Event of Default” means “Event of Default” as defined in the Senior NIA. “Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” means, in each case, with respect to the Senior Agent and the Senior Lenders, on one hand, and the Subordinated Agents and the Subordinated Lenders, on the other hand, with respect to the Collateral: (a) the taking of any action to foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), any of the Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable); (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien under the Senior Loan Documents, the Subordinated Loan Documents, applicable law or in an Insolvency Proceeding, including the election to retain Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set-off against, marshaling of, or foreclosure on the Collateral or the Proceeds of Collateral (including the notification of account debtors), (d) the sale, conveyance, assignment, transfer, lease, license, or other disposition of any Collateral, by private or public sale, other disposition or any other means permissible under applicable law, (e) the solicitation of bids from third parties to conduct the liquidation of any Collateral or to engage, (f) the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of marketing, promoting and selling the Collateral, (g) the exercise of any other enforcement rights or secured creditor remedy relating to the Collateral (including the exercise of any voting rights relating to any Capital Stock and including any right of recoupment or set-off) whether under the Senior Loan Documents, the Subordinated Loan Documents, applicable law or in an Insolvency Proceeding or otherwise, (h) the commencement of, or the joinder with any creditor (other than the Senior Lenders and the Senior Agent) in commencing any Insolvency Proceeding against any Obligor or any of its Subsidiaries or any assets of any Obligor or any of its Subsidiaries, (i) the disposition of Collateral by any Obligor after the occurrence and during the continuation of an Event of Default with the consent of the Senior Agent or a Subordinated Agent, as applicable, and/or (i) to receive a transfer of Collateral in satisfaction of indebtedness or any other obligation secured thereby.

- 4 - “for and on behalf of itself and the Subordinated Lenders” or words of similar effect mean, in respect of the Second Lien Agent, for and on behalf of itself and the Second Lien Lenders, and, in respect of the Third Lien Agent, for and on behalf of itself and the Third Lien Lenders. “Insolvency Proceeding” means “Insolvency Proceeding” as defined in the Senior NIA. “Obligor” means each of the Original Obligors and any other Person that now or hereafter is, or whose assets now or hereafter are, liable for all or any portion of the Senior Indebtedness or the Subordinated Obligations. “Original Senior Holders” means the Holders under and as defined in the Original Senior NIA. “Payment Collateral” means all accounts, instruments, chattel paper, letters of credit, deposit accounts, securities accounts, and payment intangibles, together with all supporting obligations (as those terms are defined in the UCC), in each case, composing a portion of the Collateral. “Permitted Refinancing” has the meaning set forth in Section 6.c. “Proceeds” means (a) all “proceeds” as defined in Article 9 of the UCC with respect to the Collateral, and (b) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily. “Recovery” has the meaning set forth in Section 5.b. “Refinancing” means to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Release Event” means any sale or other disposition of Collateral (a) in connection with any Exercise of Secured Creditor Remedies by the Senior Agent, (b) by one or more Obligors with the consent of the Senior Agent either (i) after the occurrence and during the continuance of a Default or an Event of Default, which sale or other disposition is conducted by such Obligor with the consent of the Senior Agent in connection with efforts by the Senior Agent to either (x) collect the Senior Indebtedness through the sale or other disposition of Collateral, or (y) assist the Obligors in restructuring their business operations to allow the Obligors to continue to perform their obligations with respect to the Senior Indebtedness, or (ii) in a sale during an Insolvency Proceeding (including a sale pursuant to Section 363 of the Bankruptcy Code or pursuant to a plan of reorganization) or (c) permitted by the Senior Loan Documents. “Second Lien Agent” means the Original Second Lien Agent, together with its successors, assigns, transferees and any Person that has a similar title (such as “Agent” “Administrative Agent” or “Collateral Agent”) under any Second Lien NIA. “Second Lien Indebtedness” means all obligations and all other amounts owing, due or secured under the terms of the Second Lien NIA or any other Second Lien Loan Document, including any and all amounts payable to the Second Lien Agent or any Second Lien Lender, all principal, prepayment or

- 5 - other premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations in respect of letters of credit, any obligation to post cash collateral in respect of letters of credit or indemnities in respect thereof, indemnities, guarantees, and all other amounts payable under any Second Lien Loan Document or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Obligor or any other Person, or that would have accrued or become due under the terms of the Second Lien Loan Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding). “Second Lien Lenders” means the Original Second Lien Agent, together with any other holder, purchaser or lender under any Second Lien NIA or Second Lien Loan Documents. “Second Lien Loan Documents” means the Original Second Lien NIA and the other Agreement Documents (as such term is defined in the Original Second Lien NIA), or any other security, collateral, ancillary or other document entered into in connection with or related to any agreement that is a Second Lien NIA, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, in each case as of the date hereof or as may be amended, restated, modified, renewed, refunded, replaced or refinanced in accordance with the terms of this Subordination Agreement. “Second Lien NIA” means the Original Second Lien NIA as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, and any other agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of any Obligor or any other Persons as parties thereto), renewing, replacing or refinancing all or any portion of the Agreement Obligations (as such term is defined in the Original Second Lien NIA) or any commitment in connection therewith or all or any portion of the amounts owed under any other agreement that itself is a Second Lien NIA hereunder and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of Second Lien Indebtedness that may be incurred thereunder, in each case as the Second Lien NIA may be amended, restated, modified, renewed, refunded, replaced, refinanced, extended or otherwise modified to be in accordance with the terms of this Subordination Agreement. “Second Lien Obligations” means the “Agreement Obligations” as defined in the Second Lien Loan Documents and shall include all Second Lien Indebtedness. “Senior Agent” means the Original Senior Agent, together with its successors, assigns, transferees and any Person that has a similar title (such as “Agent” “Administrative Agent” or “Collateral Agent”) under any Senior NIA. “Senior Indebtedness” means all obligations and all other amounts owing, due or secured under the terms of the Senior NIA or any other Senior Loan Document, including any and all amounts payable to the Senior Agent or any Senior Lender, all principal, prepayment or other premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations in respect of letters of credit, any obligation to post cash collateral in respect of letters of credit or indemnities in respect thereof, indemnities, guarantees, and all other amounts payable under any Senior Loan Document or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Obligor or any other Person, or that would have accrued or become due under the terms of the Senior Loan Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding).

- 6 - “Senior Lenders” means the Original Senior Holders, together with the lenders or holders under any Senior NIA or Senior Loan Documents. “Senior Loan Documents” means the Senior NIA and the other Agreement Documents (as such term is defined in the Original Senior NIA), or any other security, collateral, ancillary or other document entered into in connection with or related to any agreement that is a Senior NIA, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, in each case as of the date hereof or as may be amended, restated, modified, renewed, refunded, replaced or refinanced in accordance with the terms of this Subordination Agreement. “Senior NIA” means the Original Senior NIA as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, and any other agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of any Obligor or any other Persons as parties thereto), renewing, replacing or refinancing all or any portion of the Agreement Obligations (as such term is defined in the Original Senior NIA) or any commitment in connection therewith or all or any portion of the amounts owed under any other agreement that itself is a Senior NIA hereunder and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of Senior Indebtedness that may be incurred thereunder, in each case as the Senior NIA may be amended, restated, modified, renewed, refunded, replaced, refinanced, extended or otherwise modified to be in accordance with the terms of this Subordination Agreement. “Senior Obligations” means the “Agreement Obligations” as defined in the Senior Loan Documents and shall include all Senior Indebtedness. “Subordinated Agents” means, collectively, any Second Lien Agent and any Third Lien Agent. “Subordinated Credit Agreement” means, collectively, any Second Lien NIA and any Third Lien Credit Agreement. “Subordinated Lenders” means, collectively, any Second Lien Lender and any Third Lien Lender. “Subordinated Loan Documents” means, collectively, any Second Lien Loan Document and any Third Lien Loan Document. “Subordinated Obligations” means, collectively, any Second Lien Obligations and any Third Lien Obligations. “Third Lien Agent” means the Original Third Lien Agent, together with its successors, assigns, transferees and any Person that has a similar title (such as “Agent” “Administrative Agent” or “Collateral Agent”) under any Third Lien Credit Agreement. “Third Lien Credit Agreement” means the Original Third Lien Credit Agreement as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, and any other agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of any Obligor or any other Persons as parties thereto), renewing, replacing or refinancing all or any portion of the Third Lien Obligations or any commitment in connection therewith or all or any portion of the amounts owed under any other agreement that itself is a Third Lien Credit Agreement hereunder and whether by the same or any other agent, lender, or group of lenders, in each case

- 7 - as of the date hereof or as may be amended, restated, modified, renewed, refunded, replaced or refinanced in accordance with the terms of this Subordination Agreement. “Third Lien Lenders” means the Original Third Lien Agent, together with any other holder, purchaser or lender under any Third Lien Credit Agreement or Third Lien Loan Document. “Third Lien Loan Documents” means the Third Lien Credit Agreement and the other Loan Documents (as such term is defined in the Original Third Lien Credit Agreement), or any other security, collateral, ancillary or other document entered into in connection with or related to any agreement that is a Third Lien Credit Agreement, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time. “Third Lien Obligations” means the “Obligations” as defined in the Third Lien Loan Documents and includes all obligations and all other amounts owing, due or secured under the terms of the Third Lien Credit Agreement or any other Third Lien Loan Document, including any and all amounts payable to the Third Lien Agent or any Third Lien Lender, all principal, prepayment or other premium, interest (including payment-in-kind interest), fees (including payment-in-kind fees), attorneys’ fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under any Third Lien Loan Document or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Obligor or any other Person, or that would have accrued or become due under the terms of the Third Lien Loan Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding). “UCC” means the Uniform Commercial Code as enacted and in effect from time to time in the State of New York, or the Uniform Commercial Code (or any similar or equivalent legislation) of the jurisdictions which govern the perfection of the security interest in the particular item of the Obligors’ property to which the definition is applied. b. Terms Defined in the Original Senior NIA. Unless otherwise defined in this Subordination Agreement, any and all initially capitalized terms set forth in this Subordination Agreement shall have the meaning ascribed thereto in the Original Senior NIA. c. Rules of Construction. Unless the context of this Subordination Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Subordination Agreement refer to this Subordination Agreement as a whole and not to any particular provision of this Subordination Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Subordination Agreement unless otherwise specified. Any reference in this Subordination Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. 2. Subordination and Standstill. a. Payment Subordination. Subject to the terms hereof, each of the Subordinated Agents and Subordinated Lenders hereby subordinates and defers, to the extent and in the

- 8 - manner set forth herein, the payment (including, without limitation, in any Insolvency Proceeding) of any and all Subordinated Obligations, including all indebtedness or other obligations (including, principal, interest, fees, prepayment or other premiums, indemnities, payment of legal fees and disbursements of counsel and other amounts and all guarantees in respect of any thereof) under the Subordinated Loan Documents which may be now or hereafter owing by any Obligor to any such Subordinated Agent or Subordinated Lender to the prior Discharge of Senior Indebtedness. Except as set forth in Section 4 of this Subordination Agreement, unless and until the Discharge of Senior Indebtedness shall have occurred, without the prior written consent of the Senior Agent (at the direction or with the consent of the requisite Senior Lenders), neither any Subordinated Agent nor any Subordinated Lender shall accept, take or receive, by payment, in cash or in kind (other than payments-in-kind of interest, fees or other amounts), by way of setoff, or in any other manner, from any Obligor the whole or any part of any sums which may now or hereafter be owing to any Subordinated Agent or any Subordinated Lender on account of the Subordinated Obligations. b. Lien Subordination. Notwithstanding (i) the date, time, method, manner or order of grant, attachment, or perfection of any Liens granted to the Senior Agent (or any Senior Lender) or any Subordinated Agent (or any Subordinated Lender) in respect of all or any portion of the Collateral, (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the Senior Agent (or any Senior Lender) or any Subordinated Agent (or any Subordinated Lender) in any Collateral, (iii) any provision of the UCC, any other applicable law, any of the Senior Loan Documents or the Subordinated Loan Documents, (iv) whether the Liens securing all or part of the Senior Indebtedness are valid, perfected, enforceable, void, avoidable, subordinated, disputed, or allowed, (v) the fact that any such Liens in favor of the Senior Agent securing the Senior Indebtedness are (x) subordinated to any Lien securing any obligation of any Obligor other than the Subordinated Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed, or (vi) any other circumstance whatsoever, the Senior Agent, on behalf of itself and the other Secured Parties, and each Subordinated Agent, on behalf of itself and the Subordinated Lenders, hereby agree that: (1) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Subordinated Agent or any Subordinated Lender that secures all or any portion of the Subordinated Obligations, shall in all respects be junior and subordinate to all Liens granted to the Senior Agent or any Senior Lender in the Collateral to secure all or any portion of the Senior Indebtedness, and (2) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Senior Agent or any Senior Lender that secures all or any portion of the Senior Indebtedness shall in all respects be senior and prior to all Liens granted to any Subordinated Agent or any Subordinated Lender in the Collateral to secure all or any portion of the Subordinated Obligations. c. Remedies Standstill. Until the Discharge of Senior Indebtedness shall have occurred, without the prior written consent of the Senior Agent, neither any Subordinated Agent nor any Subordinated Lender shall at any time, (1) accelerate, demand or otherwise make due and payable prior to the original due date thereof any portion of the Subordinated Obligations (it being understood, for the avoidance of doubt, that this clause (1) is not intended to limit automatic acceleration upon an actual or deemed entry of an order for relief with respect to any Obligor or its subsidiaries under any Debtor Relief Law that does not require any action under the Subordinated Loan Documents on the part of the applicable Subordinated Agent or the applicable Subordinated Lenders) except after expiration of the Standstill Period (as hereinafter defined) upon not less than twenty days’

- 9 - prior notice to the Senior Agent, which notice may be given during the Standstill Period, provided that if an Event of Default has occurred and is continuing, the applicable Subordinated Agent may charge default interest provided in the applicable Subordinated Loan Documents (but not receive payments on account thereof), (2) commence, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative or otherwise (including any bankruptcy case) against any Obligor or any Obligor’s assets, in each case, for the purpose of effecting an Exercise of Secured Creditor Remedies or otherwise in any way relating to or in connection with the Subordinated Loan Documents except, unless, subject to clauses (x) and (y) set forth in Section 2.c(3), after expiration of the Standstill Period, upon not less than twenty days’ prior notice to the Senior Agent, which notice may be given during the Standstill Period, (3) Exercise Any Secured Creditor Remedies or exercise any other enforcement rights or remedies as against any Obligor’s assets, provided that any applicable Subordinated Agent may Exercise any Secured Creditor Remedies with respect to an Event of Default (as defined in the applicable Subordinated Credit Agreement) which has occurred and is continuing (a) after the passage of at least 365 consecutive days has elapsed since the earlier of (i) the date on which the Senior Agent has received written notice from the Borrower of such Event of Default (so long as such Event of Default has not been cured or waived) and (ii) the Senior Agent has received written notice from such Subordinated Agent of such Event of Default (so long as such Event of Default has not been cured or waived) (such period, the “Standstill Period”) and (b) upon not less than twenty days’ prior notice to the Senior Agent of the intent to exercise such remedies, which notice may be given during the Standstill Period, provided further however that, notwithstanding anything to the contrary herein, such Subordinated Agent (x) may only Exercise Any Secured Creditor Remedies if the Senior Agent is not then diligently pursuing the exercise of any Secured Creditor Remedies, or diligently attempting to vacate any stay on enforcement of its rights or remedies against the Collateral, and (y) may not Exercise Any Secured Creditor Remedies following the commencement of any Insolvency Proceeding other than as permitted by this Subordination Agreement, (4) possess any assets of any Obligor, send any notice to or otherwise receive or accept any proceeds of the Collateral or seek to obtain payment directly from any account debtor of any Obligor, sue for an attachment, an injunction, a keeper, a receiver or any other similar legal or equitable remedy, exercise any rights of set off or recoupment, or otherwise take any action whatsoever, directly or indirectly to collect any amounts on the Subordinated Obligations from any Obligor or any of its assets, except, subject to clauses (x) and (y) in the second proviso set forth in Section 2.c(3), after expiration of the Standstill Period and the applicable Subordinated Agent shall have given the Senior Agent no less than thirty days’ prior notice of its intention to take any of the foregoing actions, which notice may be given during the Standstill Period, (5) commence or cause to be commenced or join with any creditor (other than the Senior Lenders and the Senior Agent) in commencing any Insolvency Proceeding against any Obligor, (6) in any Insolvency Proceeding, submit or prosecute any “credit bid” or other offer to acquire any of the Collateral pursuant to Section 363 of the Bankruptcy Code or otherwise that does not provide for the complete Discharge of Senior Indebtedness, (7) will not contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Lender or any other exercise by the Senior Agent or any

- 10 - Senior Lender of any rights and remedies relating to the Collateral under the Senior Loan Documents or otherwise, or (8) subject to the rights of the Subordinated Agents under clauses (1) through (4) above, will not object to the forbearance by the Senior Agent or the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral. Notwithstanding anything herein to the contrary, no provision of this Subordination Agreement shall at any time prohibit, limit, or restrict the Subordinated Agents or the Subordinated Lenders from (A) filing proofs of claim against any Obligor in any Insolvency Proceeding involving such Obligor, (B) taking any action (not adverse to the priority status of the Liens on the Collateral securing the Senior Obligations, or the rights of the Senior Agent or the Senior Lenders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) the Liens securing the Subordinated Obligations against the Collateral or establish priority (subject to the prior ranking of Liens securing the Senior Indebtedness against the Collateral in accordance with this Subordination Agreement), except through possession or control, (C) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Subordinated Agents or Subordinated Lenders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Subordination Agreement, (D) vote on any plan of reorganization that is consistent in all respects with Section 5e. or (E) delivering any notice of default in respect of the Subordinated Obligations, reservation of rights or similar letters of notices. If any distributions or other proceeds resulting from any Exercise of Secured Creditor Remedies are obtained by any Subordinated Agent or any Subordinated Lender, then and in such event, the turn-over and other obligations of the Subordinated Agents and the Subordinated Lenders set forth in Section 7 shall apply. d. Release of Liens. In the event of any private or public sale or other disposition of all or any portion of the Collateral in connection with a Release Event at any time prior to the date upon which the Discharge of Senior Indebtedness shall have occurred, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees that the Liens securing the Subordinated Obligations with respect to such Collateral shall automatically be released without any further action by any party and such sale or disposition will be free and clear of the Liens securing the Subordinated Obligations and, if the sale or other disposition includes Equity Interests in any Obligor or any of its Subsidiaries, each Subordinated Agent further agrees, for and on behalf of itself and the Subordinated Lenders, that any guarantees by such Obligor or Subsidiary shall automatically be released without any further action by any party; provided that, in each case, (i) the Senior Agent also releases its Liens on such Collateral, (ii) the Proceeds of such disposition of such Collateral are applied, with respect to (x) any sale or other disposition of Collateral pursuant to clauses (a) and (b) in the definition of “Release Event” hereunder, to permanently repay (or otherwise reduce in the case of a credit bid) the Senior Indebtedness, or (y) any sale or other disposition of Collateral pursuant to clause (c) in the definition of “Release Event” hereunder, in accordance with the terms of the Senior NIA and (iii) each Subordinated Agent shall still, subject to the terms of this Subordination Agreement, have a security interest with respect to the Proceeds of such Collateral, except to the extent applied to repay the Senior Indebtedness in accordance with the preceding clause (ii) of this Section 2.d. Each Subordinated Agent agrees, for and on behalf of itself and the Subordinated Lenders, without recourse to or warranty by such Subordinated Agent, that, in connection with any such sale or other disposition (i) the Senior Agent is authorized to file any and all UCC Lien releases and/or terminations of the Liens held by such Subordinated Agent or any Subordinated Lender in connection with such a sale or other disposition, and (ii) it will execute any and all Lien and guaranty releases or other documents reasonably requested by the Senior Agent in connection therewith and such

- 11 - Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby irrevocably appoints the Senior Agent as its and their lawful attorney in fact to execute any and all such Lien releases and other documents. e. Waiver of Rights to Contest Senior Indebtedness. Each Subordinated Agent hereby acknowledges and agrees, for and on behalf of itself and the Subordinated Lenders, that no covenant, agreement or restriction contained in the Subordinated Loan Documents or otherwise shall be deemed to restrict in any way the rights and remedies of the Senior Agent or the Senior Lenders with respect to the Collateral as set forth in this Subordination Agreement and the Senior Loan Documents. In addition, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, waives its and their right, and agrees that neither it nor any Subordinated Lender shall take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Senior Agent in any Collateral, the validity, priority, enforceability or allowance of any of the claims of the Senior Agent or any holder of Senior Indebtedness against any Obligor or the validity or enforceability of this Subordination Agreement or any of the provisions hereof. Each Subordinated Agent agrees, for and on behalf of itself and the Subordinated Lenders, that neither it nor any Subordinated Lender will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Senior Agent or any Senior Lender under the Senior Loan Documents, including any public or private sale, lease, exchange, transfer, or other disposition of any Collateral, whether by foreclosure or otherwise. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby waives any and all rights it or any Subordinated Lender may have as a junior lien creditor to contest, protest, object to, interfere with the manner in which the Senior Agent seeks to enforce the Liens in any Collateral (it being understood and agreed that the terms of this Subordination Agreement shall govern with respect to the Collateral even if any portion of the Liens securing all or any portion of the Senior Indebtedness are avoided, disallowed, set aside, or otherwise invalidated in any Insolvency Proceeding, judicial proceeding or otherwise). f. Acknowledgement of Liens. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, acknowledges and agrees that the Senior Agent, for the benefit of the Secured Parties, has been granted Liens upon all of the Collateral in which such Subordinated Agent has been granted Liens and such Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby consents thereto. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees that neither it nor any Subordinated Lender shall obtain a Lien on any asset or Collateral to secure all or any portion of the Subordinated Obligations unless concurrently therewith, the Senior Agent obtains a Lien on such asset or Collateral and the parties hereby agree that all such Liens are and will be subject to this Subordination Agreement. The subordination of Liens and claims by such Subordinated Agent and the Subordinated Lenders in favor of the Senior Agent and the Senior Lenders shall not be deemed to subordinate such Subordinated Agent’s Liens or claims to the Liens or claims of any other Person that is not a holder of Senior Indebtedness. g. New Liens. So long as the Discharge of Senior Indebtedness shall not have occurred, the parties hereto agree that no additional Liens shall be granted or permitted on any asset of any Borrower or any other Obligor to secure any Subordinated Obligation unless, subject to the terms of this Subordination Agreement, immediately after giving effect to such grant or concurrently therewith, a senior and prior Lien shall be granted on such asset to secure the Senior Obligations. To the extent that the foregoing provisions of this Section 2.g are not complied with for any reason, without limiting any other rights and remedies available to Senior Agent or the Senior Lenders, each Subordinated Agent, on behalf of the Subordinated Lenders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.g shall be subject to the terms of this Subordination Agreement.

- 12 - h. Liens. The parties intend that all Collateral securing the Subordinated Obligations secure the Senior Obligations. Accordingly, subject to the other provisions of this Subordination Agreement, the parties will use commercially reasonable efforts to cooperate with respect to the foregoing. i. Waiver of Rights to Contest Subordinated Obligations. The Senior Agent, for and on behalf of itself and the Senior Lenders, waives its and their right, and agrees that neither it nor any Senior Lender shall take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Subordinated Agent in any Collateral, the validity, priority, enforceability or allowance of any of the claims of any Subordinated Agent or any holder of Subordinated Obligations against any Obligor or the validity or enforceability of this Subordination Agreement or any of the provisions hereof. 3. Bailee for Perfection. a. The Senior Agent and each Subordinated Agent each agree to hold or control that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Collateral being referred to as the “Pledged Collateral”), as bailee and as a non-fiduciary agent for the Subordinated Agents or the Senior Agent, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9- 313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC), solely for the purpose of perfecting the security interest granted under the Subordinated Loan Documents or the Senior Loan Documents, as applicable, subject to the terms and conditions of this Section 3. Unless and until the Discharge of Senior Indebtedness, each Subordinated Agent agrees to promptly notify the Senior Agent of any Pledged Collateral held by it or by any Subordinated Lender, and, at any time prior to the Discharge of Senior Indebtedness, any Subordinated Agent or such Subordinated Lender holding any Pledged Collateral shall promptly deliver to the Senior Agent any such Pledged Collateral held by it, together with any necessary endorsements (or otherwise allow the Senior Agent to obtain control of such Pledged Collateral). b. The Senior Agent shall have no obligation whatsoever to any Subordinated Agent or any Subordinated Lender to ensure that the Pledged Collateral is genuine or owned by any Obligor or to preserve rights or benefits of any Person except as expressly set forth in this Section 3. No Subordinated Agent shall have any obligation whatsoever to the Senior Agent or any Senior Lender to ensure that the Pledged Collateral is genuine or owned by any Obligor or to preserve rights or benefits of any Person except as expressly set forth in this Section 3. The duties or responsibilities of the Senior Agent under this Section 3 shall be limited solely to holding or controlling the Pledged Collateral as bailee and agent in accordance with this Section 3 and delivering the Pledged Collateral upon a Discharge of Senior Indebtedness as provided in clause (d) of this Section 3. The duties or responsibilities of each Subordinated Agent under this Section 3 shall be limited solely to holding or controlling the Pledged Collateral as bailee and agent in accordance with this Section 3 and delivering the Pledged Collateral to the Senior Agent as provided in clause (a) of this Section 3. c. The Senior Agent acting pursuant to this Section 3 shall not have by reason of the Senior Loan Documents, the Subordinated Loan Documents, or this Subordination Agreement a fiduciary relationship in respect of any Subordinated Agent or any Subordinated Lender. No Subordinated Agent acting pursuant to this Section 3 shall have by reason of the Senior Loan Documents, the Subordinated Loan Documents, or this Subordination Agreement a fiduciary relationship in respect of the Senior Agent or any Senior Lender or any other Subordinated Agent, or (x) in the case of the Second Lien Agent, any Third Lien Lender, or (y) in the case of the Third Lien Agent, any Second Lien Lender.

- 13 - d. Upon the Discharge of Senior Indebtedness, the Senior Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Second Lien Agent to the extent the Second Lien Obligations remain outstanding as confirmed in writing by the Second Lien Agent, and, to the extent that the Second Lien Agent confirms no Second Lien Obligations are outstanding, second, to the Third Lien Agent to the extent the Third Lien Obligations remain outstanding as confirmed in writing by the Third Lien Agent, and, to the extent that the Third Lien Agent confirms no Third Lien Obligations are outstanding, third, to the Obligors to the extent no Senior Indebtedness and no Subordinated Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). e. Upon the Discharge of Senior Indebtedness, the Senior Agent shall deliver change notices (or similar documents) necessary to transfer control of deposit accounts from the Senior Agent, first, to the Second Lien Agent to the extent the Second Lien Obligations remain outstanding as confirmed in writing by the Second Lien Agent, and, to the extent that the Second Lien Agent confirms no Subordinated Obligations are outstanding, second, to the Third Lien Agent to the extent the Third Lien Obligations remain outstanding as confirmed in writing by the Third Lien Agent, and, to the extent that the Third Lien Agent confirms no Third Lien Obligations are outstanding, third, to the Obligors to the extent no Senior Indebtedness or the Subordinated Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such deposit accounts). Except as expressly set forth in the foregoing sentence and notwithstanding anything to the contrary contained in this Section 3, the Senior Agent shall have no obligation to (i) assign any deposit account control agreement with a third party to any Subordinated Agent to the extent that the terms of such deposit account control agreement prohibit any such assignment or otherwise require the consent of such third party that is not granted or (ii) take any action to assist any Subordinated Agent with respect to the replacement of any such deposit account control agreement that cannot be so assigned. 4. Permitted Payments. a. Subordinated Obligations Payment Restrictions. Until the Discharge of Senior Indebtedness shall have occurred, no payment or distribution of any kind or character (whether of principal, interest, fees or other amounts and whether in cash, securities, assets, by set-off, or otherwise, including any payment that may be payable by reason of the payment of any other Indebtedness of the Obligors being subordinated to the payment of the Subordinated Obligations) on account of any Subordinated Obligations shall be made by or on behalf of the Obligors, and (subject to Section 2(c)) neither any Subordinated Agent nor any Subordinated Lender will accept, ask for, demand, sue for, take, receive or accelerate any such payment, directly or indirectly, from or on behalf of any of the Obligors; provided, however, that, subject to any requirements or conditions set forth in this Section 4, and subject to Sections 5 and 7 of this Subordination Agreement, the Obligors may pay, and the Subordinated Agents, on behalf of the applicable Subordinated Lenders, may receive payment in cash of reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket legal fees and expenses) due and payable in accordance with the terms of the applicable Subordinated Loan Documents so long as no Default (as defined in the Senior NIA) or Event of Default has occurred and is continuing. b. No Prepayment or Acceleration of Subordinated Obligations. Except as expressly set forth in Section 4.a of this Subordination Agreement, until the Discharge of Senior Indebtedness shall have occurred, each Subordinated Agent agrees, for and on behalf of itself and the Subordinated Lenders, that neither it nor any Subordinated Lender shall take, accept or receive any payment or prepayment of the principal of any Subordinated Obligations, any payments resulting from any breach or default under any of the Subordinated Loan Documents, any prepayment as a result of the acceleration of any amounts due under any Subordinated Loan Document, or any other direct or indirect payments or distributions whatsoever on account of the Subordinated Obligations, unless, in the case of any other

- 14 - payment or prepayment, the Senior Agent (acting at the direction of the relevant Senior Lenders) has otherwise agreed. c. In the event that, notwithstanding the terms of the foregoing Section 4.a of this Subordination Agreement, the Obligors shall make any prohibited payment to any Subordinated Agent or any Subordinated Lender or any Subordinated Agent or any Subordinated Lender shall otherwise receive any prohibited payment, then and in such event, the turn-over and other obligations of the Subordinated Agents and the Subordinated Lenders set forth in Section 7 shall apply. 5. Insolvency Proceeding. a. Continuing Priority. This Subordination Agreement is intended to be enforceable as a subordination agreement notwithstanding the commencement of any Insolvency Proceeding, including under Bankruptcy Code Section 510 and any comparable provision of otherwise applicable law. In the event of any Insolvency Proceeding relative to any Obligor or any arrangement, adjustment, composition or relief of any Obligor or such Obligor’s debts or any marshaling of the assets of any Obligor, then, in each case, (i) all Senior Indebtedness shall first be paid in full in cash before any payment is made on the Subordinated Obligations; and (ii) any payment or distribution of any kind or character (whether in cash, securities, assets, by set-off, or otherwise) to which any Subordinated Agent or any Subordinated Lender would be entitled but for the provisions of this Section 5.a (including any payment or distribution which may be payable or deliverable to any Subordinated Lender by reason of the payment of any other Indebtedness of such Obligor or its Subsidiaries being subordinated to payment of the Subordinated Obligations) shall be paid or delivered by the Person making such payment or distribution, including, but not limited to, a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, directly to the Senior Agent to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid. In the event that, in the circumstances contemplated by this Section 5.a, and notwithstanding the foregoing provisions of this Section 5.a, any Subordinated Agent or any Subordinated Lender shall have received any payment or distribution of any kind or character (whether in cash, securities, assets, by setoff, or otherwise) that it is not entitled to receive under the foregoing provisions, then and in such event such payment or distribution shall be segregated and held in trust for the benefit of and immediately shall be paid over to the Senior Agent in accordance with Section 7 of this Subordination Agreement. b. Reinstatement. If the Senior Agent, any Senior Lender or any other holder of any Senior Indebtedness is required in any Insolvency Proceeding relating to any Obligor or otherwise to turn over or otherwise pay any amount previously received by such Person as payment in respect of the Senior Indebtedness (a “Recovery”) to the Obligor’s estate or to any creditor or representative of an Obligor or any other Person, then the Senior Indebtedness shall be reinstated to the extent of such Recovery. If this Subordination Agreement shall have been terminated prior to such Recovery, this Subordination Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. All rights, interests, agreements, and obligations of the Senior Agent, the Senior Lenders, the Subordinated Agents and the Subordinated Lenders under this Subordination Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, consummation, conversion, or dismissal of any Insolvency Proceeding by or against any Obligor or any other Person and irrespective of any other circumstance which otherwise might constitute a defense available to, or a discharge of any Obligor or any other Person in respect of the Senior Indebtedness. No priority or right of the Senior Agent, the Senior Lenders or any other holder of Senior Indebtedness shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Obligor or any other Person or by the noncompliance by any Person with the terms, provisions, or covenants of the Senior Loan Documents or the Subordinated Loan Documents, regardless of any knowledge thereof which the Senior Agent, the Senior Lenders or any holder of Senior Indebtedness may have.

- 15 - c. DIP Financing. If any Obligor shall be subject to any Insolvency Proceeding and the Senior Agent or any Senior Lender shall desire to permit the use of cash collateral (within the meaning of Section 363 of the Bankruptcy Code) or to provide (or permit any other Person to provide) any such Obligor with financing (collectively, “DIP Financing”) under Section 363 or Section 364 of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) to be secured by all or any portion of the Collateral, then each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees that neither it nor any Subordinated Lender will raise any objection to such DIP Financing or request adequate protection (other than adequate protection in the form of (x) a Lien that is subordinated to the Lien of the Senior Agent and the Senior Lenders and/or to the lien of the provider of such DIP Financing at least to the extent set forth in this Subordination Agreement (to the extent the Senior Agent and the Senior Lenders are granted adequate protection Liens), or (y) an expense of administration claim that is subordinated to the expense of administration claims of the Senior Agent and the Senior Lenders at least to the same extent set forth in this Subordination Agreement) or any other relief in connection with its or their interest in any such Collateral and hereby otherwise waives any right it or the Subordinated Lenders may otherwise have to adequate protection of its or their interest in the Collateral, and each Subordinated Lender will be deemed to have consented to, and hereby consents in advance to, any such use of cash collateral (within the meaning of Section 363 of the Bankruptcy Code) and any such DIP Financing; provided that (A) in the case of a DIP Financing, no Subordinated Agent is required as a condition to such DIP Financing to release its Lien on the Collateral as the same may exist at the time of such DIP Financing and (B) any Subordinated Lender may seek adequate protection as permitted by this Section 5. Each Subordinated Agent hereby agrees, for and on behalf of itself and the Subordinated Lenders, that the Liens of such Subordinated Agent or (x) in the case of the Second Lien Agent, any Second Lien Lender, and (y) in the case of the Third Lien Agent, any Third Lien Lender, in the Collateral shall be subordinated to (i) the liens securing such DIP Financing (and all obligations relating thereto), (ii) any replacement liens granted for the benefit of the Senior Agent and (iii) any “carve out” agreed to by the Senior Agent, in each case to the extent and upon the terms and conditions specified in this Subordination Agreement. d. Other Waivers. Until the Discharge of Senior Indebtedness has occurred, without the Senior Agent’s written consent to the contrary, each Subordinated Agent agrees, for and on behalf of itself and the Subordinated Lenders, that neither it nor (x) in the case of the Second Lien Agent, any Second Lien Lender, and (y) in the case of the Third Lien Agent, any Third Lien Lender, shall (i) seek relief from the automatic stay of Section 362 of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral without the prior written consent of the Senior Agent, (ii) directly or indirectly propose or support any plan of reorganization or file any motion or pleading (or otherwise vote) in support of any motion or plan that is not supported by the Senior Agent and the Senior Lenders (unless such plan or motion provides for the Discharge of Senior Indebtedness) or that would challenge the enforceability of the Senior Indebtedness or the Liens on the Collateral securing same or that would otherwise be in contravention of this Subordination Agreement, (iii) directly or indirectly oppose any relief requested or supported by the Senior Agent (x) seeking relief from the automatic stay with respect to all or any portion of the Collateral or (y) in connection with any sale or other disposition free and clear of the Subordinated Agents’ and the Subordinated Lenders’ Liens under Section 363(f) of the Bankruptcy Code or any other similar provision of applicable law (and each Subordinated Agent hereby consents, for and on behalf of itself and the Subordinated Lenders, to any such relief requested or supported by the Senior Agent), it being understood that any “credit bid” by any Subordinated Agent, for and on behalf of the applicable Subordinated Lenders, as permitted by this Subordination Agreement, shall not be deemed to be in opposition of relief requested or supported by the Senior Agent, provided, that such “credit bid” shall provide for the Discharge of Senior Indebtedness, (iv) object to any professional expense or other similar carve-out agreed to by the Senior Agent, (v) object to any sale of all or any portion of the Collateral or any related bidding procedures in accordance with Sections 363 or 365 of the Bankruptcy Code (or any similar

- 16 - provision under the law applicable to any Insolvency Proceeding), or in accordance with a court order entered in an Insolvency Proceeding, (vi) seek or request any adequate protection of its Liens (other than as permitted by Section 5.c above) or (vii) oppose or seek to challenge any claim by the Senior Agent or any Senior Lender for allowance of Senior Obligations consisting of post-petition interest, fees or expenses to the extent such interest, fees and other charges are paid solely from a DIP Financing provided by such Senior Agent or any Senior Lender or from proceeds of such Collateral (as defined in the Senior NIA), without regard to the existence of the Lien of any Subordinated Agent on the Collateral (as defined in the Senior NIA). Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, waives any claim it or they may now or hereafter have against the Senior Agent or any Senior Lender arising out of the election of the Senior Agent or any Senior Lender, in any case instituted under the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding), of the application of Section 1111(b)(2) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding). Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees that it will not, directly or indirectly, assert or support the assertion of, and hereby waives any right that it may have to assert or support the assertion of, any surcharge or claim for costs or expenses of preserving or disposing of any Collateral senior to or on a parity with the Liens on the Collateral (as defined in the Senior NIA) securing the Senior Obligations of the Senior Agent or any Senior Lender under Section 506(c) or the “equities of the case” exception of Section 552(b) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) as against the Senior Agent or any Senior Lender or with respect to any of the Collateral. e. Voting. Neither any Subordinated Agent nor any Subordinated Lender may support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, in cash in full, all Senior Obligations or (b) is accepted by the class of holders of Senior Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code. 6. Modifications of Indebtedness. a. Amendments to the Senior Loan Documents and the Subordinated Loan Documents. (1) Senior Indebtedness. All Senior Indebtedness at any time incurred by any Obligor shall be deemed to have been incurred, and all Senior Indebtedness held by any Senior Lender or other holder of Senior Indebtedness shall be deemed to have been extended, acquired or obtained, as applicable, in reliance upon this Subordination Agreement, and, to the extent not otherwise required herein, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby waives (i) notice of acceptance, or proof of reliance, by the Senior Agent, the Senior Lenders or any other holder of Senior Indebtedness of this Subordination Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Senior Indebtedness. Nothing contained in this Subordination Agreement shall preclude the Senior Agent, the Senior Lenders or any holder of Senior Indebtedness from discontinuing the extension of credit to any Obligor (whether under the Senior NIA or otherwise) or from taking (without notice to any Subordinated Agent, any Subordinated Lender, any Obligor, or any other Person) any other action in respect of the Senior Indebtedness or the Collateral which the Senior Agent, such Senior Lender or such holder is otherwise entitled to take with respect to the Senior Indebtedness or the Collateral. Anything in the Subordinated Loan Documents to the contrary notwithstanding, the Senior Agent and the Senior Lenders shall have the right, without notice to or consent from any Subordinated Agent or any Subordinated Lender, to amend, supplement or modify the Senior Indebtedness, in any manner whatsoever,

- 17 - including any renewals, extensions or shortening of time of payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise) and any increase in the amount of the Senior Indebtedness and/or any making available of additional extensions of credit as part of the Senior Indebtedness (regardless of whether such additional extensions of credit are of a new or different type than the extensions of credit available to the Obligors under the Senior Loan Documents), and each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, consents and agrees to any such amendment, supplement or modification; provided, any Senior Agent not party hereto agrees in writing to the terms of this Subordination Agreement on behalf of itself and the Senior Lenders. (2) Subordinated Obligations. All Subordinated Obligations at any time incurred by any Obligor shall be deemed to have been incurred, and all Subordinated Obligations held by any Subordinated Agent or any Subordinated Lender or other holder of Subordinated Obligations shall be deemed to have been extended, acquired or obtained, as applicable, in reliance upon this Subordination Agreement, and, to the extent not otherwise required herein, the Senior Agent for and on behalf of itself and the other Secured Parties hereby waives notice of acceptance, or proof of reliance, by any Subordinated Agent or any Subordinated Lender or any other holder of Subordinated Obligations of this Subordination Agreement; provided, that any Subordinated Agent not party hereto agrees in writing to the terms of this Subordination Agreement on behalf of itself and the Subordinated Lenders. Without the prior written consent of the Senior Agent, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees not to amend, restate, supplement or modify, in whole or in part, any terms or provisions of any Subordinated Loan Document (i) to cause the Effective Yield thereon to be in excess of 15% per annum, (ii) to shorten the scheduled maturity date thereof, modify (or have the effect of a modification of) the prepayment or event of default provisions thereof, (iii) to make the terms thereof of materially more restrictive to any Obligor, (iv) in a manner that is adverse in any respect to the rights of the Senior Agent or Senior Lenders hereunder or under the Senior Loan Documents or to restrict the ability of any Obligor to satisfy its obligations thereunder, (v) in a manner that is inconsistent with this Subordination Agreement or (vi) to restrict amendments to the Senior Loan Documents except as set forth in (1) above. b. Notice of Acceptance and Other Waivers. To the fullest extent permitted by applicable law, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Senior NIA, or the creation or existence of any Senior Indebtedness; (iii) notice of the amount of the Senior Indebtedness; (iv) notice of any adverse change in the financial condition of any Obligor or of any other fact that might increase any Subordinated Agent’s or any Subordinated Lender’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Senior Loan Documents; (vi) notice of any default or Event of Default under the Senior Loan Documents or otherwise relating to the Senior Indebtedness; and (vii) all other notices (except if such notice is specifically required to be given to any Subordinated Agent under this Subordination Agreement) and demands to which any Subordinated Agent or any Subordinated Lender might otherwise be entitled. (1) To the fullest extent permitted by applicable law, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, waives the right by statute or otherwise to require the Senior Agent, any Senior Lender or any holder of Senior Indebtedness to institute suit against any Obligor or to exhaust any rights and remedies which the Senior Agent, any Senior Lender or any holder of Senior Indebtedness has or may have against any Obligor. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, further waives any defense arising by reason of any disability or other defense (other than the defense that the Discharge of Senior Indebtedness has occurred (subject to the provisions of Section 5.b)) of any Obligor or by reason of the cessation from any cause whatsoever of the liability of such Obligor in respect thereof.

- 18 - (2) To the fullest extent permitted by applicable law, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby waives: (i) any rights to assert against the Senior Agent, the Senior Lenders or any other holder of Senior Indebtedness any defense (legal or equitable), set-off, counterclaim, or claim which any Subordinated Agent or any Subordinated Lender may now or at any time hereafter have against any Obligor or any other party liable to the Senior Agent, the Senior Lenders, any other holder of Senior Indebtedness; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of any Senior Indebtedness, any Subordinated Obligations or any security for either; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Senior Agent, the Senior Lenders or any other holder of Senior Indebtedness; and (iv) the benefit of any statute of limitations affecting any Subordinated Agent’s or any Subordinated Lender’s obligations hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Senior Indebtedness shall similarly operate to defer or delay the operation of such statute of limitations applicable to any Subordinated Agent’s or any Subordinated Lender’s obligations hereunder. (3) Until such time as the Discharge of Senior Indebtedness shall have occurred, (i) each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby waives and postpones any right of subrogation it has or may have as against any Obligor with respect to any Senior Indebtedness; and (ii) in addition, each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby waives and postpones any right to proceed against any Obligor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to any Senior Indebtedness. (4) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS SUBORDINATION AGREEMENT, EACH SUBORDINATED AGENT AND EACH SUBORDINATED LENDER, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY SENIOR AGENT, SENIOR LENDERS OR ANY OTHER HOLDER OF SENIOR INDEBTEDNESS, EVEN THOUGH THAT ELECTION OF REMEDIES HAS DESTROYED ANY SUBORDINATED AGENT’S OR ANY SUBORDINATED LENDER’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST ANY OBLIGOR BY THE OPERATION OF ANY APPLICABLE LAW. (5) None of the Senior Agent, any Senior Lender or any other holder of Senior Indebtedness or any of their respective affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or, except as provided in Section 2 hereof, to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof. If the Senior Agent or any Senior Lender honors (or fails to honor) a request by the Obligors for an extension of credit pursuant to the Senior NIA or any of the other Senior Loan Documents, whether the Senior Agent or any Senior Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Subordinated Loan Documents or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Senior Agent or any Senior Lender otherwise should exercise any of its contractual rights or remedies under the Senior Loan Documents (subject to the express terms and conditions hereof), neither the Senior Agent nor any Senior Lender shall have any liability whatsoever to any Subordinated Agent or any Subordinated Lender as a result of such action, omission, or exercise. The Senior Agent and the Senior Lenders will be entitled to manage and supervise their loans and extensions of credit under the Senior Loan Documents as the Senior Agent and the Senior Lenders may, in their sole discretion, deem

- 19 - appropriate, and the Senior Agent, each Senior Lender and each other holder of Senior Indebtedness may manage their loans and extensions of credit without regard to any rights or interests that any Subordinated Agent or any Subordinated Lender may have in the Collateral or otherwise except as otherwise expressly set forth in this Subordination Agreement. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees that none of the Senior Agent, any Senior Lender or any other holder of Senior Indebtedness shall incur any liability as a result of a sale, lease, license, application or other disposition of all or any portion of the Collateral or any part or Proceeds thereof conducted in accordance with applicable law and the terms of this Subordination Agreement. The Senior Agent, each Senior Lender and each holder of Senior Indebtedness may, from time to time, enter into agreements and settlements with Obligors as it may determine in its sole discretion without impairing any of the subordinations, priorities, rights or obligations of the parties under this Subordination Agreement, including substituting Collateral, releasing any Lien and releasing any Obligor. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, waives any and all rights it may have to require the Senior Agent, any Senior Lender or any holder of Senior Indebtedness to marshal assets, to exercise rights or remedies in a particular manner or order, or to forbear from exercising such rights and remedies in any particular manner or order. c. Refinancings. Any of the Senior Obligations and the Subordinated Obligations and the agreements or indentures governing them may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Senior Loan Document or any Subordinated Loan Document) of any Secured Party (as defined in the Senior NIA, the Second Lien NIA or the Third Lien Credit Agreement, as applicable), all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that (i) the holders of any such Refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing (to the extent they are not already so bound) to the terms of this Subordination Agreement pursuant to such Refinancing documents or agreements (including amendments or supplements to this Subordination Agreement) as each Original Senior Agent, Original Second Lien Agent or Original Third Lien Agent, as applicable, shall reasonably request and in form and substance reasonably acceptable to such Original Senior Agent, Original Second Lien Agent or Original Third Lien Agent, as applicable, and (ii) the terms of such Senior Obligations or the Subordinated Obligations, as applicable, as so Refinanced would not be prohibited by Section 6.a hereof if incorporated in the applicable documentation being Refinanced (any Refinancing of such Senior Obligations or the Subordinated Obligations, as applicable, meeting the foregoing requirements of this Section 6.c, a “Permitted Refinancing”). In connection with any Permitted Refinancing contemplated by this Section 6.c, this Subordination Agreement may be amended at the request and sole expense of the Borrower, and without the consent of any Secured Party (as defined in the Senior NIA, the Second Lien NIA or the Third Lien Credit Agreement, as applicable), (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (b) to confirm that such Refinancing indebtedness in respect of any Senior Obligations shall have the same rights and priorities in respect of any Collateral (as defined in the Subordinated Loan Documents) in relation to the Senior Obligations and the Subordinated Obligations as the indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing and (c) to confirm that such Refinancing indebtedness in respect of any Subordinated Obligations shall have the same rights and priorities in respect of any Collateral (as defined in the Senior Loan Documents) in relation to the Senior Obligations and the Subordinated Obligations as the indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing. 7. Payments Received by any Subordinated Lender. Except as permitted in Section 4 hereof, if at any time prior to the date upon which the Discharge of Senior Indebtedness shall have occurred, any Subordinated Agent or any Subordinated Lender receives (i) any Collateral or proceeds of any Collateral or (ii) any payment or distribution on account of the Subordinated Obligations, such Subordinated Agent or such Subordinated Lender shall be deemed to receive and hold the same in trust as trustee for the benefit of the Secured Parties (as defined in the Senior NIA) and shall forthwith deliver (and with any cost

- 20 - and expense incurred in connection therewith being added to the Subordinated Obligations) such payment, distribution, or proceeds to the Senior Agent in precisely the form received (except for the endorsement or assignment by any Subordinated Agent or any Subordinated Lender where necessary), for application on any of the Senior Indebtedness, whether then due or yet to become due. In the event of the failure of any Subordinated Agent or any Subordinated Lender to make any such endorsement or assignment to the Senior Agent, the Senior Agent and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment and each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, hereby irrevocably appoints the Senior Agent as its lawful attorney in fact for the purpose of enabling the Senior Agent to make such endorsement or assignment in the name of such Subordinated Agent or (x) in the case of the Second Lien Agent, any Second Lien Lender, or (y) in the case of the Third Lien Agent, any Third Lien Lender. 8. Application of Proceeds. a. Nature of Senior Indebtedness. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, acknowledges and agrees that no application of any Payment Collateral or Cash Collateral by the Senior Agent or the release of any Lien by the Senior Agent upon any portion of the Collateral in connection with any disposition of assets pursuant to Section 4.15 of the Original Senior NIA shall constitute the Exercise of Secured Creditor Remedies under this Subordination Agreement. b. Application of Proceeds of Collateral. All Collateral and all Proceeds, received by any of the Senior Agent, the Senior Lenders or the Subordinated Agents or the Subordinated Lenders in connection with any Exercise of Secured Creditor Remedies shall be applied: first, to the payment of the fees, costs and expenses of the Senior Agent in connection with such Exercise of Secured Creditor Remedies, second, to the payment of the Senior Indebtedness in accordance with the Senior Loan Documents until the Discharge of Senior Indebtedness shall have occurred, third, to the payment of the fees, costs and expenses of the Second Lien Agent and the other Second Lien Obligations in accordance with the Second Lien NIA and the Second Lien Loan Documents, fourth, to the payment of the fees, costs and expenses of the Third Lien Agent and the other Third Lien Obligations in accordance with the Third Lien Credit Agreement and the Third Lien Loan Documents, and fifth, the balance, if any, to the Obligors or to whosoever may be lawfully entitled to receive the same or as court of competent jurisdiction may direct. 9. Senior Indebtedness Unconditional. All rights of the Senior Agent hereunder, and all agreements and obligations of each Subordinated Agent, each Subordinated Lender and each Obligor (to the extent applicable) hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any Senior Loan Document; (ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Senior Indebtedness, or any amendment, waiver or other modification, whether by

- 21 - course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Senior Loan Document; (iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Senior Indebtedness or any guarantee or guaranty thereof; or (iv) any exercise or delay in or refrain from exercising any right or remedy, any election of remedies, any taking or failure to take any Liens or additional Liens, as well as any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Indebtedness, or of any Subordinated Agent, any Subordinated Lender, or any Obligor, to the extent applicable, in respect of this Subordination Agreement. 10. Subordinated Obligations Unconditional. Subject to compliance with the terms of this Subordination Agreement, all rights of the Subordinated Agents and the Subordinated Lenders hereunder, and all agreements and obligations of the Senior Agent and the Obligors (to the extent applicable) hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any Subordinated Loan Document; (ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Subordinated Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Subordinated Loan Document; (iii) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Subordinated Obligations or any guarantee or guaranty thereof; or (iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Subordinated Obligations, or of the Senior Agent, or any Obligor, to the extent applicable, in respect of this Subordination Agreement. 11. [Reserved]. 12. Representations. The Senior Agent represents and warrants to the Subordinated Agents and the Subordinated Lenders that (a) it has the requisite power and authority to enter into, execute, deliver, and carry out the terms of this Subordination Agreement on behalf of itself and the other Secured Parties and (b) this Subordination Agreement, when executed and delivered, will constitute the valid and legally binding obligation of the Senior Agent enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles. Each Subordinated Agent, severally and not jointly, represents and warrants to the Senior Agent and the Senior Lenders that (i) it has the requisite power and authority under the applicable Subordinated Credit Agreement to enter into, execute, deliver, and carry out the terms of this Subordination Agreement on behalf of itself and the Subordinated Lenders, and (ii) this Subordination Agreement, when executed and delivered, will constitute the valid and legally binding obligation of such Subordinated Agent enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization,

- 22 - moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles. 13. Amendments. No amendment or waiver of any provision of this Subordination Agreement nor consent to any departure by any party hereto shall be effective unless it is in a written agreement executed by the Senior Agent and the Subordinated Agents, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. 14. Instrument Legends. Each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, agrees that each of the Subordinated Loan Documents and the face of any other instrument evidencing the Subordinated Obligations or any portion thereof or any security therefor shall include the legend set forth below (or language to a similar effect approved by the Senior Agent), and copies thereof shall be delivered to the Senior Agent. Any instrument evidencing any of the Subordinated Obligations or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with a similar legend. “Notwithstanding anything herein to the contrary, the lien and security interest granted to [the applicable Subordinated Agent] pursuant to or in connection with this Agreement, the terms of [any Security Document] [this Agreement], and the exercise of any right or remedy by [the applicable Subordinated Agent] [t]hereunder are subject to the provisions of the Amended and Restated Intercreditor and Subordination Agreement, dated as of July 20, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), among U.S. Bank Trust Company, National Association, as the Senior Agent, Appgate Funding, LLC, as the Second Lien Agent, and SIS Holdings, LLC, as the Third Lien Agent. In the event of any conflict between the terms of the Subordination Agreement and this Agreement [or any Security Document], the terms of the Subordination Agreement shall control.” 15. Additional Remedies. If any Subordinated Agent or any Subordinated Lender violates any of the terms of this Subordination Agreement, in addition to any remedies in law, equity, or otherwise, the Senior Agent may restrain such violation in any court of law and may, in its own or in any Obligor’s name, interpose this Subordination Agreement as a defense in any action by any Subordinated Agent or any Subordinated Lender. Upon the Senior Agent’s written request, each Subordinated Agent and each Subordinated Lender will promptly take all actions which the Senior Agent reasonably believes appropriate to carry out the purposes and provisions of this Subordination Agreement and such cost and expense incurred in connection therewith shall be added to the Subordinated Obligations. If the Senior Agent or any Senior Lender violates any of the terms of this Subordination Agreement, in addition to any remedies in law, equity, or otherwise, any Subordinated Agent may restrain such violation in any court of law and may, in its own or in any Obligor’s name, interpose this Subordination Agreement as a defense in any action by the Senior Agent or any Senior Lender. Upon any Subordinated Agent’s written request, the Senior Agent and each Senior Lender will promptly take all actions which such Subordinated Agent reasonably believes appropriate to carry out the purposes and provisions of this Subordination Agreement and such cost and expense incurred in connection therewith shall be added to the Senior Obligations. 16. Information Concerning Financial Condition. The Senior Agent hereby assumes, for and on behalf of itself and the other Secured Parties, and each Subordinated Agent, for and on behalf of itself and the Subordinated Lenders, shall, without imposing any duty not expressly set forth in any Subordinated Credit Agreement or Subordinated Loan Documents, be responsible for keeping itself informed of the financial condition of Obligors and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness or the Subordinated Obligations, and the Senior Agent and each Subordinated Agent hereby agrees that no party has and shall have a duty to advise any other party of

- 23 - information known to it regarding such condition or any such circumstances. In the event the Senior Agent or any Subordinated Agent, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to such other party to this Subordination Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any information which, pursuant to its commercial finance practices, the Senior Agent or such Subordinated Agent wishes to maintain confidential. 17. No Warranties or Liability. The Senior Agent acknowledges and agrees, for and on behalf of itself and the other Secured Parties, and each Subordinated Agent acknowledges and agrees, for and on behalf of itself and the Subordinated Lenders, that it has not made any warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or the Subordinated Obligations or any liens or security interests held in connection therewith. Except as otherwise provided in this Subordination Agreement, the Senior Agent and each Subordinated Agent will be entitled to manage and supervise their respective extensions of credit to any Obligor in accordance with law and their usual practices, modified from time to time as they deem appropriate. 18. Third Party Beneficiaries. This Subordination Agreement is solely for the benefit of the Senior Agent, the Senior Lenders, the Representative, the Subordinated Agents and the Subordinated Lenders and their respective successors and assigns, and neither any Obligor nor any other Persons are intended to be a third party beneficiary hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Subordination Agreement. The Senior Agent and the Subordinated Agents shall have the right to modify or terminate this Subordination Agreement at any time without notice to or approval of any Obligor or any other Person. 19. No Impairment. Nothing in this Subordination Agreement is intended to or shall impair, as between Obligors and the Subordinated Lenders, the obligation of Obligors, which is absolute and unconditional, to pay the Subordinated Obligations as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Subordinated Lenders and creditors of Obligors other than the Senior Agent and the Senior Lenders. Notwithstanding anything to the contrary herein or in any Senior Loan Document or any Subordinated Loan Document, the Obligors shall not be required to act or refrain from acting pursuant to any Subordinated Loan Document with respect to any Collateral (as defined in the Senior NIA) in any manner that would cause a default under any Senior Loan Document or which is in violation of this Subordination Agreement. 20. Subrogation. Solely after the Discharge of Senior Indebtedness shall have occurred, the Subordinated Agents and the Subordinated Lenders shall be subrogated to the rights of the Senior Agent and the Senior Lenders to the extent that distributions otherwise payable to the Subordinated Agents and the Subordinated Lenders have been applied to the payment of the Senior Indebtedness in accordance with the provisions of this Subordination Agreement, it being understood that the provisions of this Subordination Agreement are, and are intended solely, for the purposes of defining the rights of the Subordinated Agents and the Subordinated Lenders, on the one hand, and the Senior Agent and the Senior Lenders, on the other hand. The Senior Agent and the Senior Lenders shall have no obligation or duty to protect any Subordinated Agent’s or any Subordinated Lender’s rights of subrogation arising pursuant to this Subordination Agreement or under any applicable law, nor shall the Senior Agent, the Senior Lenders or any other holder of Senior Indebtedness be liable for any loss to, or impairment of, any subrogation rights held by any Subordinated Agent or any Subordinated Lender.

- 24 - 21. Notices. All demands, notices, and other communications provided for hereunder shall be in writing and: if to the Third Lien Agent or any Third Lien Lender, mailed or sent by telecopy or emailed (at such email address as the Third Lien Agent or such Third Lien Lender may designate in accordance herewith), addressed to it as follows: 2333 Ponce De Leon Boulevard, Suite 900 Coral Gables, Florida 33134 Attn: Rene Rodriguez ([intentionally omitted]), in his capacity at Medina Capital, Victor Semah ([intentionally omitted]), in his capacity at Medina Capital with a copy to: BC Partners Inc. 650 Madison Avenue, 23rd Floor New York, NY 10022 Attn: David Leland ([intentionally omitted]), Benjamin Phillips ([intentionally omitted]) if to the Second Lien Agent or any Second Lien Lender, mailed or sent by telecopy or emailed (at such email address as the Second Lien Agent or such Second Lien Lender may designate in accordance herewith), addressed to it as follows: 2 Alhambra Plaza STE PH-1-B Coral Gables, FL 33134 Attn: Manuel D. Medina ([intentionally omitted]) Tony Jimenez ([intentionally omitted]) and if to the Senior Agent, mailed or sent by telecopy or e-mail thereto, addressed to it as follows: U.S. Bank Trust Company, National Association 100 Wall Street, Suite 600 New York, NY 10005 Attention: James Hall Email: [intentionally omitted] or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 21. All such demands, notices and other communications shall be effective, when mailed, three Business Days after deposit in the mails, postage prepaid, when sent by telecopy, when receipt is acknowledged by the receiving telecopy equipment (or at the opening of the next Business Day if receipt is after normal business hours), or when delivered, as the case may be, addressed as aforesaid. Notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). 22. Consent to Jurisdiction; Waiver of Jury Trial and Other Waivers. Each Subordinated Agent and the Senior Agent each consents to the jurisdiction of any state or federal court located within the County of New York, State of New York; provided, however, that any suit seeking

- 25 - enforcement of the priorities set forth herein against any Collateral or other property may be brought, at the Senior Agent’s option, in the courts of any jurisdiction where such Collateral or other property may be found. Each Subordinated Agent and the Senior Agent each waives personal service of any and all process upon it, and consents that all service of process be made in the manner set forth in Section 21 of this Subordination Agreement for notices. Each Subordinated Agent and the Senior Agent each waives, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within the County of New York, State of New York. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS SUBORDINATION AGREEMENT. 23. Governing Law. This Subordination Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York. 24. Successors and Assigns. a. This Subordination Agreement shall be binding upon and shall inure to the benefit of the parties’ respective successors and assigns, subject to the provisions hereof. All references to any Obligor shall include any Obligor as debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding. b. Any Senior Lender may, from time to time, without notice to any Subordinated Agent or any Subordinated Lender, assign or transfer any or all of the Senior Indebtedness or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Indebtedness shall, subject to the terms hereof, be and remain Senior Indebtedness for purposes of this Subordination Agreement, and every assignee or transferee of any of the Senior Indebtedness or of any interest therein shall be entitled to rely upon and be the third party beneficiary of the subordination provided under this Subordination Agreement and shall be subject to and entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. c. In connection with any assignment or transfer of any or all of the Senior Indebtedness, each Subordinated Agent and each applicable Subordinated Lender agrees to execute and deliver an agreement identical to this Subordination Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement identical to this Subordination Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any third person who succeeds to or refinances, replaces or substitutes for any or all of the Senior Lenders’ financing of any of Obligors, whether such successor or replacement financing occurs by transfer, assignment, “takeout” or any other means or vehicle and such cost and expense incurred by each Subordinated Agent and each applicable Subordinated Lender in connection therewith shall be added to the Subordinated Obligations. d. Any Subordinated Lender may, from time to time, without notice to the Senior Agent or any Senior Lender, assign or transfer any or all of the Subordinated Obligations or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Subordinated Obligations shall, subject to the terms hereof, be and remain Subordinated Obligations for purposes of this Subordination Agreement, and every assignee or transferee of any of the Subordinated Obligations or of any interest therein shall (i) be bound by the subordination provided under this Subordination Agreement (ii) be subject to and entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto, and (iii)

- 26 - execute and deliver to the Senior Agent a written acknowledgment of receipt of a copy of this Subordination Agreement and the written agreement by such person to be bound by the terms of this Subordination Agreement. 25. Integrated Agreement. This Subordination Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties. 26. Authority. Each of the parties hereto certifies that such party has all necessary authority to execute this Subordination Agreement. 27. Counterparts. This Subordination Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Subordination Agreement by facsimile or electronic transmission shall be equally effective as delivery of an original executed counterpart. 28. Headings. The headings contained in this Subordination Agreement are for convenience only and shall not affect the interpretation of this Subordination Agreement. 29. Severability. Any provision of this Subordination Agreement that is prohibited by law or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permissible, the parties waive any law that prohibits any provision of this Subordination Agreement or renders any provision hereof unenforceable. 30. Conflicts. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Subordinated Loan Document or any Senior Loan Document, on the other hand, this Subordination Agreement shall control and prevail. 31. Termination. This Subordination Agreement shall continue in full force and effect until the Discharge of Senior Indebtedness shall have occurred and shall thereafter be revived to the extent provided for in Section 5.b. 32. Concerning the Senior Agent. U.S. Bank Trust Company, National Association is entering into this Subordination Agreement solely in its capacity as Collateral Agent under the Original Senior NIA and not in its individual or corporate capacity. In acting hereunder, the Original Senior Agent shall be entitled to all of the rights, privileges, indemnities and immunities set forth in the Original Senior NIA as if such rights, privileges, indemnities and immunities were set forth herein. [Remainder of this page intentionally left blank]

Amended and Restated Intercreditor and Subordination Agreement IN WITNESS WHEREOF, the Original Senior Agent, for and on behalf of itself and the other Secured Parties, the Original Second Lien Agent, for and on behalf of itself and the other Secured Parties (as defined in the Original Second Lien NIA), and the Original Third Lien Agent for and on behalf of itself and the other Third Lien Lenders, have caused this Subordination Agreement to be duly executed and delivered as of the date first above written. U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Original Senior Agent By: /s/ James W. Hall Name: James W. Hall Title: Vice President

Amended and Restated Intercreditor and Subordination Agreement APPGATE FUNDING, LLC, as Original Second Lien Agent By: /s/ Manuel D. Medina Name: Manuel D. Medina Title: Authorized Signatory

Amended and Restated Intercreditor and Subordination Agreement SIS Holdings, L.P., as the Original Third Lien Agent By: SIS HOLDINGS GP, LLC, its General Partner By: /s/ Manuel Medina Name: Manuel Medina Title: President and Chief Executive Officer

Amended and Restated Intercreditor and Subordination Agreement ACKNOWLEDGMENT Each of the Original Obligors hereby acknowledges that it has received a copy of the foregoing Amended and Restated Intercreditor and Subordination Agreement and consents thereto, agrees to recognize all rights granted thereby to the Senior Agent, the Senior Lenders, the Subordinated Agents and the Subordinated Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each of the Original Obligors further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Subordination Agreement. This Acknowledgment has been delivered and accepted at and shall be deemed to have been made in the State of New York, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York. ACKNOWLEDGED AS OF THE DATE FIRST WRITTEN ABOVE: OBLIGORS: Appgate Cybersecurity, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Appgate, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Cryptzone Worldwide, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO

Amended and Restated Intercreditor and Subordination Agreement Cryptzone International Holdings, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Cryptzone North America, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Immunity, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Immunity Federal Services, LLC By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO

Amended and Restated Intercreditor and Subordination Agreement Immunity Products, LLC By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Immunity Services, LLC By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Easy Solutions Enterprises Corp. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Easy Solutions, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO

Amended and Restated Intercreditor and Subordination Agreement Catbird Networks, Inc. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Easy Solutions S.A.S. By: /s/ Jeremy M. Dale Name: Jeremy M. Dale Title: Legal Representative Easy Solutions Japan, GK By: /s/ Jeremy M. Dale Name: Jeremy M. Dale Title: Managing Officer